UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2015

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2015, Lazard Ltd (the “Company”) issued a press release announcing financial results for its third quarter ended September 30, 2015. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.     The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release issued on October 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD (Registrant)

By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Managing Director and General Counsel

Dated: October 22, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued on October 22, 2015.